UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒   Filed by a Party Other Than the Registrant ☐

Check the Appropriate Box:

☒	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

MFS SERIES TRUST I

MFS SERIES TRUST II

MFS SERIES TRUST III

MFS SERIES TRUST IV

MFS SERIES TRUST V

MFS SERIES TRUST VI

MFS SERIES TRUST VIII

MFS SERIES TRUST IX

MFS SERIES TRUST X

MFS SERIES TRUST XI

MFS SERIES TRUST XII

MFS SERIES TRUST XIII

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

MASSACHUSETTS INVESTORS TRUST

(Names of Registrants as Specified in their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the Appropriate Box):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MFS® Aggressive Growth Allocation Fund	MFS® Lifetime 2020 Fund
MFS® Bond Fund	MFS® Lifetime 2030 Fund
MFS® Cash Reserve Fund	MFS® Lifetime 2040 Fund
MFS® Conservative Allocation Fund	MFS® Limited Maturity Fund
MFS® Core Equity Fund	Massachusetts Investors Growth Stock Fund
MFS® Core Growth Fund	Massachusetts Investors Trust
MFS® Emerging Growth Fund	MFS® Mid Cap Growth Fund
MFS® Global Equity Fund	MFS® Mid Cap Value Fund
MFS® Global Growth Fund	MFS® Moderate Allocation Fund
MFS® Global Total Return Fund	MFS® New Discovery Fund
MFS® Government Securities Fund	MFS® New Endeavor Fund
MFS® Growth Allocation Fund	MFS® Research Fund
MFS® High Income Fund	MFS® Research Bond Fund
MFS® Inflation-Adjusted Bond Fund	MFS® Research International Fund
MFS® International Diversification Fund	MFS® Strategic Value Fund
MFS® International New Discovery Fund	MFS® Technology Fund
MFS® Lifetime Retirement Income Fund	MFS® Total Return Fund
MFS® Lifetime 2010 Fund	MFS® Utilities Fund
MFS® Value Fund

500 Boylston Street

Boston, MA 02116-3741

December 28, 2007

Dear Shareholder:

A Special Meeting of Class R1 shareholders (the “Special Meeting”) of the Funds referenced above (each a “Fund” and collectively the “Funds”) will be held at the offices of the Funds, 500 Boylston Street, 24th Floor, Boston, Massachusetts, on February 15, 2008 at [time] Eastern Standard Time.

At this meeting, you are being asked to vote on an important proposal affecting the Class R1 shares of your Fund(s). The Board of Trustees of your Fund(s) believes that this proposal is in the Funds’ and your best interest.

While you are, of course, welcome to join us at the Special Meeting on February 15, 2008, most shareholders vote by telephone, over the Internet, or by filling out, signing, and returning the enclosed proxy card[(s)].

Your vote makes a difference. No matter what the size of your investment, your vote is important. The Board of Trustees of the Funds unanimously recommends that you vote in favor of this proposal, but however you decide to vote, it is important that you take the time to do so. By voting early, you can help save your Fund(s) the expense of additional mailings to solicit shareholder votes.

Information regarding the proposal is available in the proxy statement. There are three convenient ways to vote: by telephone, over the Internet, or by filling out, signing and returning the enclosed proxy card[(s)]. Voting instructions are provided on the enclosed proxy card.

If you have any questions, please contact your investment professional. For questions regarding the proposal, please call the proxy solicitor, Broadridge Financial Solutions, Inc., toll-free at 866-414-6353.

Thank you for your prompt vote.

Sincerely,

Maria F. Dwyer
President
MFS® Family of Funds

To the Class R1 Shareholders of:
MFS® Aggressive Growth Allocation Fund	MFS® Lifetime 2020 Fund
MFS® Bond Fund	MFS® Lifetime 2030 Fund
MFS® Cash Reserve Fund	MFS® Lifetime 2040 Fund
MFS® Conservative Allocation Fund	MFS® Limited Maturity Fund
MFS® Core Equity Fund	Massachusetts Investors Growth Stock Fund
MFS® Core Growth Fund	Massachusetts Investors Trust
MFS® Emerging Growth Fund	MFS® Mid Cap Growth Fund
MFS® Global Equity Fund	MFS® Mid Cap Value Fund
MFS® Global Growth Fund	MFS® Moderate Allocation Fund
MFS® Global Total Return Fund	MFS® New Discovery Fund
MFS® Government Securities Fund	MFS® New Endeavor Fund
MFS® Growth Allocation Fund	MFS® Research Fund
MFS® High Income Fund	MFS® Research Bond Fund
MFS® Inflation-Adjusted Bond Fund	MFS® Research International Fund
MFS® International Diversification Fund	MFS® Strategic Value Fund
MFS® International New Discovery Fund	MFS® Technology Fund
MFS® Lifetime Retirement Income Fund	MFS® Total Return Fund
MFS® Lifetime 2010 Fund	MFS® Utilities Fund
MFS® Value Fund

500 Boylston Street, Boston, Massachusetts 02116-3741

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 15, 2008

Notice is hereby given that a Special Meeting of the Class R1 shareholders (the “Special Meeting”) of the Funds referenced above (each a “Fund” and collectively the “Funds”) will be held at the Funds’ offices at 500 Boylston Street, Boston, Massachusetts on Friday, February 15, 2008, at [time] Eastern Standard Time, for the following purposes:

Proposal 1	To approve an amendment to the current Master Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of your Fund.

Proposal 2	To transact such other business that may properly come before the Special Meeting or any adjournment thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

THAT YOU CAST YOUR VOTE “FOR” PROPOSAL 1.

This is a notice and proxy statement for your Fund’s shareholder meeting. Each Fund’s Class R1 shareholders of record as of the close of business on December 10, 2007 will be entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof only on those matters being considered for their Fund. [If you own Class R1 shares of more than one of the Funds, each of your Funds is listed on the enclosed proxy voting card.] Please complete, sign and return the enclosed proxy voting card[(s)].

Your attention is directed to the attached proxy statement.

By order of the Board of Trustees
Susan S. Newton
Assistant Secretary and Assistant Clerk

December 28, 2007

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD[(S)] SO THAT IT IS RECEIVED BY THE DATE OF THE SPECIAL MEETING, OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY [time] EASTERN STANDARD TIME, ON THE DATE OF THE SPECIAL MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR FUND. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PROXY STATEMENT

MFS Series Trust I	MFS Series Trust IX
MFS Cash Reserve Fund	MFS Bond Fund
MFS Core Equity Fund	MFS Inflation-Adjusted Bond Fund
MFS Core Growth Fund	MFS Limited Maturity Fund
MFS New Discovery Fund	MFS Research Bond Fund
MFS Research International Fund
MFS Technology Fund	MFS Series Trust X
MFS Value Fund	MFS Aggressive Growth Allocation Fund
MFS Conservative Growth Allocation Fund
MFS Series Trust II	MFS Growth Allocation Fund
MFS Emerging Growth Fund	MFS International Diversification Fund
MFS Moderate Allocation Fund
MFS Series Trust III	MFS New Endeavor Fund
MFS High Income Fund	MFS Strategic Value Fund

MFS Series Trust IV	MFS Series Trust XI
MFS Mid Cap Growth Fund	MFS Mid Cap Value Fund

MFS Series Trust V	MFS Series Trust XII
MFS International New Discovery Fund	MFS Lifetime Retirement Income Fund
MFS Research Fund	MFS Lifetime 2010 Fund
MFS Total Return Fund	MFS Lifetime 2020 Fund
MFS Lifetime 2030 Fund
MFS Series Trust VI	MFS Lifetime 2040 Fund
MFS Global Equity Fund
MFS Global Total Return Fund	MFS Series Trust XIII
MFS Utilities Fund	MFS Government Securities Fund

MFS Series Trust VIII	Massachusetts Investors Growth Stock Fund
MFS Global Growth Fund
Massachusetts Investors Trust

500 Boylston Street

Boston, Massachusetts 02116-3741

Special Meeting of Shareholders

To be held February 15, 2008

This Proxy Statement is furnished to the Class R1 shareholders of each Fund referenced above (each a “Fund” and collectively the “Funds”) in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Trustees”) of each registered investment company set forth above (the “Trusts”) to be used at the Special Meeting of Shareholders (the “Special Meeting”) to be held at          a.m., Eastern Standard Time

on February 15, 2008 at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the “Notice”). If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it is voted by (i) a written revocation received by the Secretary of the applicable Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person. Solicitation of proxies is being made by the mailing of the Notice and this Proxy Statement with its enclosures on or about December 28, 2007.

The Special Meeting is being called in order to ask Class R1 shareholders of the Funds to consider and vote on the following proposals:

Proposal 1	To approve an amendment to the current Master Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of your Fund.

Proposal 2	To transact such other business that may properly come before the Special Meeting or any adjournment thereof.

Shareholders of record of each Fund at the close of business on December 10, 2007 will be entitled to one vote for each dollar of net asset value held on that date (i.e., the number of shares owned times the net asset value per share) (the “Record Holders”). Each fractional dollar amount is entitled to a proportionate fractional vote.

Shareholders have the opportunity to submit their voting instructions via the Internet by using a program provided by a third-party vendor retained by the Funds, by automated telephone service or by mail using the enclosed proxy card[(s)]. Internet and telephone voting is available until          a.m., Eastern Standard Time, on February 15, 2008.

The mailing address of the Trusts and of each of the Funds is 500 Boylston Street, Boston, Massachusetts 02116.

A copy of each Fund’s most recent annual report and semi-annual report may be obtained without charge by contacting MFS Service Center, Inc., the Funds’ transfer and shareholder servicing agent, at 500 Boylston Street, Boston, Massachusetts 02116, or by telephoning toll-free (800) 225-2606.

Proposal 1:

To Approve an Amendment of the Current Master Distribution Plan Adopted Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with Respect to Class R1 Shares of Your Fund(s)

Introduction

Class R1 Shares of each Fund are sold to retirement plans at their net asset value without an initial sales charge. Class R1 Shares have generally been available to retirement plans only if MFS or an affiliate of MFS is either responsible for providing participant recordkeeping services or has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services. As of January 1, 2008, Class R1 shares will be available to other retirement plans where MFS or an affiliate is not providing participant recordkeeping services or has not entered into an administrative arrangement with a third party to provide recordkeeping or administrative services.

Each Fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, each Fund pays distribution and/or service fees to MFS Fund Distributors, Inc. (“MFD”), the principal underwriter of each Fund, to support the sale and distribution of shares as well as shareholder servicing and account maintenance activities (“12b-1 Fees”). With respect to Class R1 Shares, these distribution and service fees equal on an annual basis up to 0.75% of the average daily net assets attributable to Class R1 Shares, of which 0.50% is a distribution fee and 0.25% is a service fee.

In addition, Massachusetts Financial Services Company (“MFS”), each Fund’s investment adviser and administrator, provides, either directly or through affiliated and/or unaffiliated entities, certain administrative, recordkeeping, and communication/educational services to the retirement plans and retirement plan participants that invest in Class R1 Shares under a Master Class R Administration and Services Agreement (the “Class R Administration Agreement”). Under the Class R Administration Agreement, Class R1 Shares pay an annual fee of 0.35% of the average daily net assets attributable to Class R1 Shares to MFS for these services (the “Class R1 Administrative Services Fee”).

MFS is proposing to amend each Fund’s Distribution Plan to increase the Class R1 12b-1 Fee from 0.75% to 1.00% of the average daily net assets attributable to Class R1 Shares, an increase of 0.25%. If Proposal 1 is approved by Class R1 shareholders of all of the Funds, MFS will eliminate the 0.35% Class R1 Administrative Services Fee, resulting in a 0.10% reduction in the total expense ratio of Class R1 Shares of each Fund. If Proposal 1 is not approved by shareholders of all of the Funds, the Proposal will not be implemented and the Class R1 12b-1 Fee and the Class R1 Administrative Services Fee will remain unchanged for all Funds. The Proposal is discussed in further detail below under “Proposed Changes to the Current Distribution Plan.”

General Information about the Current Distribution Plan

The Distribution Plan was adopted on January 1, 1997, and was amended on April 26, 2005, January 24, 2006, April 25, 2006, and October 25, 2006. Under the Distribution Plan, each Fund pays distribution and/or service fees to MFD to support the sale and distribution of Class R1 Shares, as well as shareholder servicing and account maintenance activities. These distribution and service fees equal on an annual basis up to 0.75% of the average daily net assets attributable to Class R1 Shares, of which 0.50% is a distribution fee and 0.25% is a service fee. The Distribution Plan is designed to promote sales of shares of the Funds and minimize redemptions, as well as to assist in the servicing and maintenance of shareholder accounts.

Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of one or more MFS Funds), and other distribution-related expenses.

Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including, but not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Funds (the “independent Trustees”). The Distribution Plan for each Fund was most recently approved by the Board of Trustees in July 2007.

Proposed Changes to the Current Distribution Plan

Proposal 1 would amend the Funds’ Distribution Plan to increase the 12b-1 Fees payable under the Distribution Plan with respect to Class R1 Shares from 0.75% to 1.00% of the average daily net assets attributable to a Fund’s Class R1 Shares, an increase of 0.25%. If Proposal 1 is approved by Class R1 shareholders of all of the Funds, MFS will eliminate the Class R1 Administrative Services Fee of 0.35% for each Fund and terminate the Class R Administration Agreement. As a result, the total expense ratio of Class R1 Shares of each Fund will decrease by 0.10%. The additional 0.25% of 12b-1 Fees will generally be used by MFD to compensate recordkeepers, who are currently receiving the Class R1 Administrative Services Fee of 0.35%, and MFD does not intend to retain any amounts attributable to the increase in the Class R1 12b-1 Fee.

The amendment to the Distribution Plan to increase the Class R1 12b-1 Fee and the corresponding elimination of the Class R1 Administration Fee will only be implemented if Proposal 1 is approved by Class R1 shareholders of all of the Funds. If approved, the amendment to the Distribution Plan and the corresponding elimination of the Class R1 Administrative Services Fee will be effective March 1, 2008 (or such later date as authorized by the Trustees of the Funds). If Proposal 1 is not approved by the Class R1 shareholders of all of the Funds, the Proposal will not be implemented and the Class R1 12b-1 Fee and the Class R1 Administrative Services Fee will remain unchanged for all of the Funds.

MFS believes that Proposal 1 is in the best interests of shareholders, as the total expense ratio of Class R1 Shares of each Fund will decrease by 0.10% if Proposal 1 is approved and implemented as described above. In addition, MFS believes that the increase in the Class R1 12b-1 Fee and the corresponding elimination of the Class R1 Administrative Services Fee may stimulate additional sales of Class R1 Shares of the Funds, thus increasing Fund assets. MFS believes that the proposed change to the fee structure competitively compensates financial intermediaries and recordkeepers for their services to Class R1 Shares of the Funds, and, at the same time, allows Class R1 shareholders to realize reductions in total expenses for their Class R1 Shares.

A comparison of the current fees and the proposed fees with respect to Class R1 Shares of each Fund is provided in Schedule I: Actual and Pro Forma Fund Expenses.

The amount of fees and expenses paid by Class R1 Shares for each Fund under the current Distribution Plan during each Fund’s most recently reported fiscal year, both in the aggregate and as a percentage of the Class’ average daily net asset value, is shown in Schedule II attached hereto.

Consideration and Recommendation by Trustees

The Trustees reviewed this Proposal and after consideration and consultation with legal counsel unanimously approved the amendment to the Distribution Plan and authorized the Trusts to seek shareholder approval to amend the Distribution Plan as set forth in the Proposal. The Trustees believe that the proposed fee increase under the Distribution Plan and corresponding elimination of the Class R1 Administrative Services Fee will benefit Class R1 shareholders and each Fund. The Trustees considered numerous factors, including:

•

the 0.10% decrease in the total expense ratio of Class R1 shares of each Fund after taking into account MFS’ agreement to eliminate the 0.35% Class R1 Administrative Services Fee in conjunction with the implementation of the Proposal;

•

the need to pay financial intermediaries and recordkeepers for distribution and service-related activities at industry-standard levels to maintain the scope and quality of services expected by shareholders and to ensure continued access to distribution channels;

•	the contribution of the Distribution Plan to the growth and stability of the assets of the Funds;

•	that it is MFD’s intent to use the Class R1 12b-1 Fee increase to compensate financial intermediaries and recordkeepers and not to retain the amount of the increase; and

In addition, the Trustees considered the possible benefits that may be realized by MFS and MFD as a result of the adoption of the amendments to the Plan, including the possibility that management fees, administrative fees and shareholder servicing fees paid to MFS and MFD would increase with an increase in the size of the Funds.

Based on these and other factors, each Fund’s Board of Trustees voted to approve such proposed amendment to the Distribution Plan and concluded that the proposed amendment would be in the best interests of each Fund and the shareholders of each Fund’s Class R1 Shares. The Trustees’ approval included a determination that, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable laws, there is a reasonable likelihood that the amendment to the Distribution Plan will benefit each of the Funds and each Fund’s Class R1 shareholders.

If approved by Class R1 shareholders of all of the Funds, the amendment to the Distribution Plan will be effective March 1, 2008 (or such later date as authorized by the Trustees of the Funds) and will continue in effect for up to one year, and then from year to year so long as it is approved by a majority of the Board of Trustees, including a majority of the independent Trustees. The current Distribution Plan provides that it may not be amended to increase materially the amount of the 12b-1 Fee payable under the Distribution Plan unless the increase is approved by the Class R1 shareholders, voting separately, of the respective Fund. Under current regulatory requirements, the 12b-1 Fee cannot be increased above 1.00% of the average daily net assets of the Class. The Distribution Plan will terminate automatically in the event of its assignment and may be terminated at any time upon a vote of a majority of the independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan, or by vote of a majority of the outstanding Class R1 Shares of a Fund.

Required Vote

Approval of this matter will require the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Class R1 Shares of a Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Class R1 Shares of the Fund are present in person or represented by proxy at the Special Meeting or (ii) more than 50% of the outstanding voting securities of the Class R1 Shares of a Fund.

Proposal 1 will only be implemented if it is approved by Class R1 shareholders of all of the Funds. If Proposal 1 is not approved by Class R1 shareholders of all of the Funds, the Proposal will not be implemented and the Class R1 12b-1 Fee and the Class R1 Administrative Services Fee will remain unchanged for all Funds.

The Trustees of each Fund unanimously recommend that you vote FOR Proposal 1.

Fund Information

This section provides certain information about each Fund, including information about its investment adviser, principal underwriter and administrator, and the identity of persons holding of record or beneficially 5% or more of the outstanding Class R1 Shares of a Fund.

Investment Adviser, Principal Underwriter And Administrator

Each Fund’s investment adviser and administrator is MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. The Funds’ principal underwriter is MFD, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., which has an address of 500 Boylston Street, Boston, Massachusetts 02116. Sun Life Financial (U.S.) Holdings, Inc. is a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 (“Sun Life U.S. Operations”). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., which has an address of 150 King Street West, Toronto, Canada MSH 1J9, and which is a wholly-owned subsidiary of Sun Life Financial Inc.

Interests of Certain Persons

Schedule IV attached hereto sets forth, to the best knowledge of each Fund, the shareholders who owned of record or beneficially 5% or more of a Fund’s outstanding Class R1 Shares as of the close of business on December 3, 2007.

[As of December 3, 2007, the officers and directors of the Funds, as a group, owned less than 1% of each Fund’s outstanding Class R1 Shares.]

Further Information about Voting and the Special Meeting

Outstanding Shares, Method of Tabulation and Quorum

Schedule III attached hereto sets forth, as of the close of business as of December 10, 2007, the total number of Class R1 Shares that were issued and outstanding for each Fund. Shareholders of record at the close of business on December 10, 2007 will be entitled to one vote for each dollar of net asset value held on that date (i.e., the number of shares owned times the net asset value per share), with fractional amounts voting proportionately. Shares representing a majority of the voting power of the outstanding Class R1 Shares of a Fund entitled to be cast at the Special Meeting that are present in person or represented by proxy constitute a quorum with respect to that Fund.

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Special Meeting, and if not limited to the contrary, will be voted FOR the Proposal to amend each Fund’s Distribution Plan. All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. Broker non-votes, abstentions and withholding authority to vote will all have the effect of a vote AGAINST the Proposal.

Each Fund will reimburse the Record Holders for their expenses incurred in sending proxy materials to, and obtaining voting instructions from, beneficial owners.

Solicitation of Proxies

In addition to soliciting proxies by mail, the Trustees of your Funds and employees of MFS, MFS Fund Distributors, Inc., and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Funds have retained, at their own expense, Broadridge Financial Solutions, Inc., 60 Research Road, Hingham, Massachusetts 02043, to aid in the solicitation of instructions for nominee and registered accounts for a fee of approximately $12,000 in the aggregate, plus reasonable out-of-pocket expenses for proxy solicitation services, which will be paid on a proportionate basis by the Funds.

The Funds may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares at the Special Meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information contained in the confirmation is incorrect.

Shareholders also have the opportunity to submit their voting instructions via the Internet as directed on your proxy card[(s)]. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, you will need the “control” number that appears on your proxy card[(s)]. The Internet voting procedures, which are included on the Internet address on your proxy card[(s)], are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Special Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card[(s)] following the instructions printed on the card[(s)]. To use the Internet, please access the Internet address listed on your proxy card[(s)] and follow the instructions on the website. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders. To record your voting instructions via automated telephone service, please call the toll-free number listed on the enclosed proxy card[(s)].

Revocation of Proxies

Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person.

Adjournment

With respect to each Fund, if the necessary quorum to transact business or sufficient votes in favor of the Proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal. The applicable Funds will pay the costs of any additional solicitation and of any adjourned session.

Submission of Proposals

Each Fund is part of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in a Fund’s proxy statement for any subsequent meeting must be received by the applicable Fund a reasonable period of time prior to any such meeting.

Cost of Proxy Solicitation

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice, and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Funds.

Other Business

Each Fund knows of no other matters to be brought before the Special Meeting. If, however, because of any unexpected occurrence, any matters properly come before the Special Meeting, it is a Fund’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Additional Information

The Special Meeting of shareholders of your Fund is called to be held at the same time as the meetings of shareholders of certain of the other Funds. It is anticipated that all Special Meetings will be held simultaneously. If any shareholder at the Special Meeting objects to the holding of simultaneous Special Meetings and moves for an adjournment of that Special Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment.

Only one copy of this Proxy Statement may be mailed to a Record Holder’s household, even if more than one person in a household is a Record Holder, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are the Record Holder of your shares, please contact MFS Service Center, Inc. at 1-800-637-2304. If your shares are held in broker street name, please contact your financial intermediary to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements to be combined with those for other members of your household, or if, within your household, you are receiving multiple copies of this Proxy Statement and want the mailings to be combined with those for other members of your household, contact MFS Service Center, Inc in writing at 500 Boylston Street, Boston, Massachusetts 02116, or by telephone at 1-800-637-2304, or contact your financial intermediary.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

Schedule I:

Actual and Pro Forma Fund Expenses

MFS Aggressive Growth Allocation Fund (as of fiscal year ended May 31, 2007)

The Fund is a Fund-of-Funds. The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the Fund’s pro rata share of the fees and expenses of the underlying funds in which the fund invests. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements, and a weighted average of the total annual operating expenses (as reported in each underlying fund’s most recent shareholder report) of, and the fee charged by (if any), the underlying funds in which the Fund invested during the Fund’s most recently completed fiscal year. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the Class R1 annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	N/A	N/A
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)(4)	0.38%	0.03%
Acquired (Underlying) Fund Fees and Expenses(3)	0.92%	0.92%

Total Annual Fund Operating Expenses(4)	2.05%	1.95%

(1)	The Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are included under “Acquired (Underlying) Fund Fees and Expenses.”
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75% and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)

The fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. A portion of the expenses of the Fund may be paid by the underlying funds in which the Fund invests. The actual “Other Expenses” also include an annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to

0.35%. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

(4)	MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.45% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least September 30, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is October 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$208	$198
3 Years	$643	$612
5 Years	$1,103	$1,052
10 Years	$2,379	$2,275

MFS Bond Fund (as of fiscal year ended April 30, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.39%	0.39%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.59%	0.24%

Total Annual Fund Operating Expenses	1.73%	1.63%
Fee Reductions(4)	(0.09)%	(0.09)%

Net Expenses(4)	1.64%	1.54%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.39% annually of the first $1.1 billion of the Fund’s average daily net assets, and 0.38% annually in excess of $1.1 billion of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 Plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)	MFS has agreed in writing to reduce its management fee to 0.30% annually of the Fund’s average daily net assets. MFS has agreed in writing to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is September 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$167	$157
3 Years	$532	$501
5 Years	$926	$874
10 Years	$2,030	$1,921

MFS Cash Reserve Fund (as of fiscal year ended August 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.55%	0.55%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.63%	0.28%

Total Annual Fund Operating Expenses	1.93%	1.83%
Fee Reductions(4)	(0.40)%	(0.40)%

Net Expenses(4)	1.53%	1.43%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.55% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)	Prior to March 1, 2004, MFS agreed in writing to reduce its management fee to 0.45% annually of the Fund’s average daily net assets. Effective March 1, 2004, MFS agreed in writing to reduce its management fee to 0.15% annually of the Fund’s average daily net assets. MFS has agreed in writing to maintain this additional management fee reduction until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is January 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$156	$146
3 Years	$541	$511
5 Years	$958	$906
10 Years	$2,119	$2,012

MFS Conservative Allocation Fund (as of fiscal year ended May 31, 2007)

The Fund is a Fund-of-Funds. The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the Fund’s pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements, and a weighted average of the total annual operating expenses (as reported in each underlying fund’s most recent shareholder report) of, and the fee charged by (if any), the underlying funds in which the Fund invested during the Fund’s most recently completed fiscal year. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the Class R1 annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	N/A	N/A
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)(4)	0.41%	0.06%
Acquired (Underlying) Fund Fees and Expenses(3)	0.59%	0.59%

Total Annual Fund Operating Expenses(4)	1.75%	1.65%

(1)	The Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are included under “Acquired (Underlying) Fund Fees and Expenses.”
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” of 0.75% and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. A portion of the expenses of the Fund may be paid by the underlying funds in which the Fund invests. The actual “Other Expenses” include an annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

(4)	MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.45% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least September 30, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is October 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$178	$168
3 Years	$551	$520
5 Years	$949	$897
10 Years	$2,062	$1,955

MFS Core Equity Fund (as of fiscal year ended August 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.59%	0.59%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.61%	0.26%

Total Annual Fund Operating Expenses(4)	1.95%	1.85%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.65% annually of the first $500 million of the Fund’s average daily net assets, and 0.55% in excess of $500 million of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)

MFS has agreed in writing to bear the Fund’s expenses such that the “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 1.96% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 1.86% annually for

Class R1 shares. This written agreement excludes taxes, extraordinary expenses, brokerage and transactions costs, and investment-related expenses and will continue until modified by the fund’s Board of Trustees.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee is has been eliminated. The commencement date for the examples is January 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$198	$188
3 Years	$612	$582
5 Years	$1,052	$1,001
10 Years	$2,275	$2,169

MFS Core Growth Fund (as of fiscal year ended August 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.69%	0.69%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.58%	0.23%

Total Annual Fund Operating Expenses	2.02%	1.92%
Fee Reductions(4)	(0.04)%	(0.04)%

Net Expenses(4)	1.98%	1.88%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.75% annually of the first $1 billion of the Fund’s average daily net assets, 0.65% of the next $1.5 billion of the Fund’s average daily net assets, and 0.60% annually in excess of $2.5 billion, of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. “Other Expenses” also include the estimated payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the Fund. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)	Effective June 23, 2007, MFS has agreed in writing to reduce its management fee to 0.65% annually of the first $1 billion of the Fund’s average daily net assets. MFS has agreed in writing to maintain this management fee reduction until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters. MFS has also agreed in writing to bear the Fund’s expenses such that the “Total Annual Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 2.01% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 1.91% annually for Class R1 shares. This written agreement excludes taxes, extraordinary expenses, brokerage and transactions costs, and investment-related expenses and will continue until at least February 28, 2009.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is January 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$201	$191
3 Years	$629	$598
5 Years	$1,084	$1,032
10 Years	$2,344	$2,239

MFS Emerging Growth Fund (as of fiscal year ended November 31, 2006)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently reported fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.74%	0.74%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.65%	0.30%

Total Annual Fund Operating Expenses	2.14%	2.04%
Fee Reductions(4)	(0.03)%	(0.03)%

Net Expenses(4)	2.11%	2.01%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.75% annually of the first $2.5 billion of the Fund’s average daily net assets, and 0.70% in excess of $2.5 billion of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)	MFS has agreed in writing to reduce its management fee to 0.60% annually in excess of $2.5 billion of the Fund’s average daily net assets. MFS has agreed in writing to maintain this management fee reduction until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is April 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$214	$204
3 Years	$664	$634
5 Years	$1,144	$1,093
10 Years	$2,468	$2,364

MFS Global Equity Fund (as of fiscal year ended October 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.90%	0.90%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.66%	0.31%

Total Annual Fund Operating Expenses	2.31%	2.21%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.90% annually of the first $1 billion of the Fund’s average daily net assets, 0.75% annually of the next $1 billion of the Fund’s average daily net assets, and 0.65% annually in excess of $2 billion of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is March 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$234	$224
3 Years	$721	$691
5 Years	$1,235	$1,185
10 Years	$2,646	$2,544

MFS Global Growth Fund (as of fiscal year ended October 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.90%	0.90%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.68%	0.33%

Total Annual Fund Operating Expenses	2.33%	2.23%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.90% annually of the first $1 billion of the Fund’s average daily net assets, 0.75% annually of the next $1 billion of the Fund’s average daily net assets, and 0.65% annually in excess of $2 billion of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is March 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$236	$226
3 Years	$727	$697
5 Years	$1,245	$1,195
10 Years	$2,666	$2,622

MFS Global Total Return Fund (as of fiscal year ended October 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.84%	0.84%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.62%	0.27%

Total Annual Fund Operating Expenses	2.21%	2.11%
Fee Reductions(4)	(0.16)%	(0.16)%

Net Expenses(4)	2.05%	1.95%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.84% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)

MFS has agreed in writing to reduce its management fee to 0.75% annually of the first $500 million of the Fund’s average daily net assets, and 0.70% annually in excess of $1 billion of the Fund’s average daily net assets. This written agreement will remain in effect until modified by the Fund’s Board of Trustees. In addition, MFS has agreed in writing to bear the Fund’s expenses such that the “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 2.05% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 1.95% annually for Class R1 shares. This written agreement excludes taxes, extraordinary expenses, brokerage and transactions costs, and investment-related expenses and will continue until modified by the Fund’s Board of Trustees.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is March 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$208	$198
3 Years	$643	$612
5 Years	$1,103	$1,052
10 Years	$2,379	$2,275

MFS Government Securities Fund (as of fiscal year ended February 28, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.40%	0.40%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.58%	0.23%

Total Annual Fund Operating Expenses	1.73%	1.63%
Fee Reductions(4)	(0.10)%	(0.10)%

Net Expenses(4)	1.63%	1.53%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.40% annually of the Fund’s average daily net assets.
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)

MFS has agreed in writing to reduce its management fee to 0.30% annually of the Fund’s average daily net assets. MFS has agreed in writing to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters. In addition, MFS has agreed in writing to bear the Fund’s expenses such that “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 1.65% for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 1.55% annually for Class R1 shares. This written agreement excludes taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until modified by the Fund’s Board of Trustees. In addition, MFS has agreed in writing to bear the Fund’s expenses such that “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.60% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.25% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least June 30, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is July 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$166	$156
3 Years	$528	$498
5 Years	$923	$871
10 Years	$2,027	$1,918

MFS Growth Allocation Fund (as of fiscal year ended May 31, 2007)

The Fund is a Fund-of-Funds. The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the Fund’s pro rata share of the fees and expenses of the underlying funds in which the fund invests. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements, and a weighted average of the total annual operating expenses (as reported in each underlying fund’s most recent shareholder report) of, and the fee charged by (if any), the underlying funds in which the Fund invested during the Fund’s most recently completed fiscal year. The pro forma annual fund operating expenses are adjusted to give effect to the amendment to the Distribution Plan and the elimination of the Class R1 annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	N/A	N/A
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)(4)	0.41%	0.06%
Acquired (Underlying) Fund Fees and Expenses(3)	0.83%	0.83%

Total Annual Fund Operating Expenses(4)	1.99%	1.89%

(1)	The Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are included under “Acquired (Underlying) Fund Fees and Expenses.”
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” of 0.75% and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. A portion of the expenses of the Fund may be paid by the underlying funds in which the Fund invests. The actual “Other Expenses” include an annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

(4)	MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.45% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least September 30, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is October 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$202	$192
3 Years	$624	$594
5 Years	$1,073	$1,021
10 Years	$2,317	$2,212

MFS High Income Fund (as of fiscal year ended January 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.46%	0.46%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.59%	0.24%

Total Annual Fund Operating Expenses(4)	1.80%	1.70%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.46% annually of the first $1.4 billion of the Fund’s average daily net assets, and 0.44% annually in excess of $1.4 billion of the Fund’s average daily net assets.
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. “Other Expenses” also include the estimated payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the Fund. The actual “Other Expenses” include an annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)	MFS has agreed in writing to reduce its management fee to 0.39% annually in excess of $1.4 billion of the Fund’s average daily net assets. MFS has agreed in writing to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is June 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$183	$173
3 Years	$566	$536
5 Years	$975	$923
10 Years	$2,116	$2,009

MFS Inflation-Adjusted Bond Fund (as of fiscal year ended October 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.50%	0.50%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	1.77%	1.42%

Total Annual Fund Operating Expenses	3.02%	2.92%
Fee Reductions(4)	(1.42)%	(1.42)%

Net Expenses(4)	1.60%	1.50%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.50% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)

MFS has agreed in writing to reduce its management fee to 0.35% annually of the Fund’s average daily net assets until modified by the Fund’s Board of Trustees. In addition, MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.50% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.15% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least February 28, 2009. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is March 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$163	$153
3 Years	$769	$739
5 Years	$1,401	$1,352
10 Years	$3,104	$3,007

MFS International Diversification Fund (as of fiscal year ended May 31, 2007)

The Fund is a Fund-of-Funds. The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the Fund’s pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements, and a weighted average of the total annual operating expenses (as reported in each underlying fund’s most recent shareholder report) of, and the fee charged by (if any), the underlying funds in which the Fund invested during the Fund’s most recently completed fiscal year. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the Class R1 annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	N/A	N/A
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)(4)	0.40%	0.05%
Acquired (Underlying) Fund Fees and Expenses(3)	1.10%	1.10%

Total Annual Fund Operating Expenses(4)	2.25%	2.15%

(1)	The Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are included under “Acquired (Underlying) Fund Fees and Expenses.”
(2)	The Fund’s Rule 12b-1 Plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75% and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. A portion of the expenses of the Fund may be paid by the underlying funds in which the Fund invests. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

(4)	MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.45% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least September 30, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is October 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$228	$218
3 Years	$703	$673
5 Years	$1,205	$1,154
10 Years	$2,585	$2,483

MFS International New Discovery Fund (as of fiscal year ended September 30, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.93%	0.93%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.58%	0.23%

Total Annual Fund Operating Expenses	2.26%	2.16%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.975% annually of the first $500 million of the Fund’s average daily net assets, and 0.925% annually in excess of $500 million of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. “Other Expenses” also include the estimated payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the Fund. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)

MFS has agreed in writing to reduce its management fee to 0.850% annually in excess of $5 billion of the Fund’s average daily net assets, until modified by the Fund’s Board of Trustees. In addition, MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.75% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.40% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least January 31, 2009. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is February 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$229	$219
3 Years	$706	$676
5 Years	$1,210	$1,159
10 Years	$2,595	$2,493

MFS Lifetime Retirement Income Fund (as of fiscal year ended April 30, 2007)

The Fund is a Fund-of-Funds. The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the Fund’s pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements, and a weighted average of the total annual operating expenses (as reported in each underlying fund’s most recent shareholder report) of, and the fee charged by (if any), the underlying funds in which the Fund invested during the Fund’s most recently completed fiscal year. The pro forma annual fund operating expenses are adjusted to give effect to the amendment to the Distribution Plan and the elimination of the Class R1 annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	N/A	N/A
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3) (4)	3.74%	3.39%
Acquired (Underlying) Fund Fees and Expenses(3)	0.56%	0.56%

Total Annual Fund Operating Expenses(4)	5.05%	4.95%
Fee Reductions(4)	(3.29)%	(3.29)%

Net Expenses(4)	1.76%	1.66%

(1)	The Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are included under “Acquired (Underlying) Fund Fees and Expenses.”
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75% and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)

The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. A portion of the expenses of the Fund may be paid by the underlying funds in which the Fund invests. The actual “Other Expenses” also include an annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, MFS will terminate the Master Class R Administration and

Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

(4)	MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.45% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least August 31, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is September 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$179	$169
3 Years	$1,221	$1,190
5 Years	$2,262	$2,211
10 Years	$4,861	$4,758

MFS Lifetime 2010 Fund (as of fiscal year ended April 30, 2007)

The Fund is a Fund-of-Funds. The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the Fund’s pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements, and a weighted average of the total annual operating expenses (as reported in each underlying fund’s most recent shareholder report) of, and the fee charged by (if any), the underlying funds in which the Fund invested during the Fund’s most recently completed fiscal year. The pro forma annual fund operating expenses are adjusted to give effect to the amendment to the Distribution Plan and the elimination of the Class R1 annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	N/A	N/A
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3) (4)	2.54%	2.19%
Acquired (Underlying) Fund Fees and Expenses(3)	0.58%	0.58%

Total Annual Fund Operating Expenses(4)	3.87%	3.77%
Fee Reductions(4)	(2.09)%	(2.09)%

Net Expenses(4)	1.78%	1.68%

(1)	The Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are included under “Acquired (Underlying) Fund Fees and Expenses.”
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75% and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)

The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. A portion of the expenses of the Fund may be paid by the underlying funds in which the Fund invests. The actual “Other Expenses” include an annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, MFS will terminate the Master Class R Administration and

Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

(4)	MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.45% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least August 31, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is September 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$181	$171
3 Years	$989	$959
5 Years	$1,815	$1,768
10 Years	$3,964	$3,877

MFS Lifetime 2020 Fund (as of fiscal year ended April 30, 2007)

The Fund is a Fund-of-Funds. The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the Fund’s pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements, and a weighted average of the total annual operating expenses (as reported in each underlying fund’s most recent shareholder report) of, and the fee charged by (if any), the underlying funds in which the Fund invested during the Fund’s most recently completed fiscal year. The pro forma annual fund operating expenses are adjusted to give effect to the amendment to the Distribution Plan and the elimination of the Class R1 annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	N/A	N/A
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3) (4)	1.19%	0.84%
Acquired (Underlying) Fund Fees and Expenses(3)	0.81%	0.81%

Total Annual Fund Operating Expenses(4)	2.75%	2.65%
Fee Reductions(4)	(0.74)%	(0.74)%

Net Expenses(4)	2.01%	1.91%

(1)	The Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are included under “Acquired (Underlying) Fund Fees and Expenses.”
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75% and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)

The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. A portion of the expenses of the Fund may be paid by the underlying funds in which the Fund invests. The actual “Other Expenses” include an annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, MFS will terminate the Master Class R Administration and

Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

(4)	MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.45% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least August 31, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is September 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$204	$194
3 Years	$783	$752
5 Years	$1,389	$1,336
10 Years	$3,026	$2,914

MFS Lifetime 2030 Fund (as of fiscal year ended April 30, 2007)

The Fund is a Fund-of-Funds. The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the Fund’s pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements, and a weighted average of the total annual operating expenses (as reported in each underlying fund’s most recent shareholder report) of, and the fee charged by (if any), the underlying funds in which the Fund invested during the Fund’s most recently completed fiscal year. The pro forma annual fund operating expenses are adjusted to give effect to the amendment to the Distribution Plan and the elimination of the Class R1 annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	N/A	N/A
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3) (4)	1.76%	1.41%
Acquired (Underlying) Fund Fees and Expenses(3)	0.88%	0.88%

Total Annual Fund Operating Expenses(4)	3.39%	3.29%
Fee Reductions(4)	(1.31)%	(1.31)%

Net Expenses(4)	2.08%	1.98%

(1)	The Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are included under “Acquired (Underlying) Fund Fees and Expenses.”
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75% and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)

The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. A portion of the expenses of the Fund may be paid by the underlying funds in which the Fund invests. The actual “Other Expenses” include an annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, MFS will terminate the Master Class R Administration and

Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

(4)	MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.45% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least August 31, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is September 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$211	$201
3 Years	$920	$891
5 Years	$1,652	$1,604
10 Years	$3,588	$3,497

MFS Lifetime 2040 Fund (as of fiscal year ended April 30, 2007)

The Fund is a Fund-of-Funds. The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the Fund’s pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements, and a weighted average of the total annual operating expenses (as reported in each underlying fund’s most recent shareholder report) of, and the fee charged by (if any), the underlying funds in which the Fund invested during the Fund’s most recently completed fiscal year. The pro forma annual fund operating expenses are adjusted to give effect to the amendment to the Distribution Plan and the elimination of the Class R1 annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	N/A	N/A
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3) (4)	2.66%	2.31%
Acquired (Underlying) Fund Fees and Expenses(3)	0.92%	0.92%

Total Annual Fund Operating Expenses(4)	4.33%	4.23%
Fee Reductions(4)	(2.21)%	(2.21)%

Net Expenses(4)	2.12%	2.02%

(1)	The Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are included under “Acquired (Underlying) Fund Fees and Expenses.”
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75% and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)

The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. A portion of the expenses of the Fund may be paid by the underlying funds in which the Fund invests. The actual “Other Expenses” include an annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, MFS will terminate the Master Class R Administration and

Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

(4)	MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.45% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least August 31, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is September 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$215	$205
3 Years	$1,112	$1,083
5 Years	$2,021	$1,974
10 Years	$4,347	$4,264

MFS Limited Maturity Fund (as of fiscal year ended April 30, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.40%	0.40%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.60%	0.25%

Total Annual Fund Operating Expenses	1.75%	1.65%
Fee Reductions(4)	(0.15)%	(0.15)%

Net Expenses(4)	1.60%	1.50%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.40% annually of the Fund’s average daily net assets.
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. “Other Expenses” also include the estimated payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the Fund. The actual “Other Expenses” include the annual retirement plan administration and service fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)	Prior to March 1, 2004, MFS agreed in writing to reduce its management fee to 0.35% annually of the Fund’s average daily net assets. Effective March 1, 2004, MFS agreed in writing to reduce its management fee to 0.25% annually of the Fund’s average daily net assets. MFS has agreed in writing to maintain this additional management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is September 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$163	$153
3 Years	$521	$490
5 Years	$909	$856
10 Years	$1,996	$1,887

Massachusetts Investors Growth Stock Fund (as of fiscal year ended November 30, 2006)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.33%	0.33%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.60%	0.25%

Total Annual Fund Operating Expenses	1.68%	1.58%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.33% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1)

fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is April 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$171	$161
3 Years	$530	$499
5 Years	$913	$860
10 Years	$1,987	$1,878

Massachusetts Investors Trust (as of fiscal year ended December 31, 2006)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.33%	0.33%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.58%	0.23%

Total Annual Fund Operating Expenses	1.66%	1.56%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.33% annually of the Fund’s average daily net assets.
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1)

fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is May 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$169	$159
3 Years	$523	$493
5 Years	$902	$850
10 Years	$1,965	$1,856

MFS Mid Cap Growth Fund (as of fiscal year ended August 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.75%	0.75%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.62%	0.27%

Total Annual Fund Operating Expenses(4)	2.12%	2.02%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.75% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. “Other Expenses” also include the estimated payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the Fund. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, then MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)	MFS has agreed in writing to reduce its management fee to 0.70% annually in excess of $3 billion of the Fund’s average daily net assets, until modified by the Fund’s Board of Trustees.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is January 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$215	$205
3 Years	$664	$634
5 Years	$1,139	$1,088
10 Years	$2,452	$2,348

MFS Mid Cap Value Fund (as of fiscal year ended September 30, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.75%	0.75%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.54%	0.19%

Total Annual Fund Operating Expenses	2.04%	1.94%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.75% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)

MFS has agreed in writing to reduce its management fee to 0.70% annually of the Fund’s average daily net assets in excess of $1 billion. MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.60% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 Plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.25% annually for Class

R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least January 31, 2009. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is February 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$207	$197
3 Years	$640	$609
5 Years	$1,098	$1,047
10 Years	$2,369	$2,264

MFS Moderate Allocation Fund (as of fiscal year ended May 31, 2007)

The Fund is a Fund-of-Funds. The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the Fund’s pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements, and a weighted average of the total annual operating expenses (as reported in each underlying fund’s most recent shareholder report) of, and the fee charged by (if any), the underlying funds in which the Fund invested during the Fund’s most recently completed fiscal year. The pro forma annual fund operating expenses are adjusted to give effect to the amendment to the Distribution Plan and the elimination of the Class R1 annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	N/A	N/A
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)(4)	0.40%	0.05%
Acquired (Underlying) Fund Fees and Expenses(3)	0.70%	0.70%

Total Annual Fund Operating Expenses(4)	1.85%	1.75%

(1)	The Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are included under “Acquired (Underlying) Fund Fees and Expenses.”
(2)	The Fund’s 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. A portion of the expenses of the Fund may be paid by the underlying funds in which the Fund invests. The actual “Other Expenses” include an annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

(4)	MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.45% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least September 30, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is October 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$188	$178
3 Years	$582	$551
5 Years	$1,001	$949
10 Years	$2,169	$2,062

MFS New Discovery Fund (as of fiscal year ended August 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.90%	0.90%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.68%	0.33%

Total Annual Fund Operating Expenses	2.33%	2.23%
Fee Reductions(4)	(0.10)%	(0.10)%

Net Expenses(4)	2.23%	2.13%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.90% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. “Other Expenses” also include the estimated payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the Fund. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)	MFS has agreed in writing to reduce its management fee to 0.80% annually of the first $1.5 billion of the Fund’s average daily net assets, and 0.75% in excess of $1.5 billion of the Fund’s average daily net assets, until modified by the fund’s Board of Trustees.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is January 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$226	$216
3 Years	$697	$667
5 Years	$1,195	$1,144
10 Years	$2,565	$2,462

MFS New Endeavor Fund (as of fiscal year ended July 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.75%	0.75%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.72%	0.37%

Total Annual Fund Operating Expenses	2.22%	2.12%
Fee Reductions(4)	(0.07)%	(0.07)%

Net Expenses(4)	2.15%	2.05%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.75% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)

MFS has agreed in writing to reduce its management fee to 0.70% annually in excess of $1 billion of the Fund’s average daily net assets, until modified by the Fund’s Board of Trustees. In addition, MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.65% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.30% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least November 30, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is December 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$218	$208
3 Years	$688	$657
5 Years	$1,183	$1,133
10 Years	$2,549	$2,446

MFS Research Fund (as of fiscal year ended September 30, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.43%	0.43%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.54%	0.19%

Total Annual Fund Operating Expenses	1.72%	1.62%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.43% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. “Other Expenses” also include the estimated payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the Fund. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is February 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$175	$165
3 Years	$542	$511
5 Years	$933	$881
10 Years	$2,030	$1,922

MFS Research Bond Fund (as of fiscal year ended April 30, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.50%	0.50%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.55%	0.20%

Total Annual Fund Operating Expenses	1.80%	1.70%
Fee Reductions(4)	(0.20)%	(0.20)%

Net Expenses(4)	1.60%	1.50%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.50% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)	Effective June 23, 2007, MFS agreed in writing to reduce its management fee to 0.30% annually of the Fund’s average daily net assets until February 28, 2009, after which date the management fee will be determined by agreement between the Board of Trustees and MFS.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is September 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$163	$153
3 Years	$537	$506
5 Years	$946	$894
10 Years	$2,091	$1,983

MFS Research International Fund (as of fiscal year ended August 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.77%	0.77%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.59%	0.24%

Total Annual Fund Operating Expenses(4)	2.11%	2.01%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.90% annually of the first $1.0 billion of the Fund’s average daily net assets, 0.80% annually of the next $1.0 billion of the Fund’s average daily net assets, and 0.70% annually in excess of $2.0 billion of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. “Other Expenses” also include the estimated payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the Fund. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)

MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.75% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.40% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least December 31, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is January 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$214	$204
3 Years	$661	$631
5 Years	$1,134	$1,083
10 Years	$2,441	$2,338

MFS Strategic Value Fund (as of fiscal year ended of July 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.75%	0.75%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.60%	0.25%

Total Annual Fund Operating Expenses	2.10%	2.00%
Fee Reductions(4)	(0.10)%	(0.10)%

Net Expenses(4)	2.00%	1.90%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.75% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)	MFS has agreed in writing to reduce its management fee to 0.65% annually of the Fund’s average daily net assets. MFS has agreed in writing to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is December 1, 2007, the date of the Fund’s current prospectus.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$203	$193
3 Years	$646	$615
5 Years	$1,117	$1,066
10 Years	$2,421	$2,317

MFS Technology Fund (as of fiscal year ended August 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.75%	0.75%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.95%	0.60%

Total Annual Fund Operating Expenses	2.45%	2.35%
Fee Reductions(4)	(0.20)%	(0.20)%

Net Expenses(4)	2.25%	2.15%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.75% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)

MFS has agreed in writing to reduce its management fee to 0.70% annually in excess of $1 billion of the Fund’s average daily net assets, until modified by the Fund’s Board of Trustees. In addition, MFS has agreed in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.75% annually for Class R1 shares. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, this agreement will be amended to provide that MFS will agree in writing to bear the Fund’s expenses such that the “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.40% annually for Class R1 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until at least December 31, 2008. The actual “Other Expenses” reflect the current arrangement, and the pro forma “Other Expenses” reflect the proposed amended arrangement.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is January 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$228	$218
3 Years	$744	$714
5 Years	$1,288	$1,237
10 Years	$2,771	$2,671

MFS Total Return Fund (as of fiscal year ended September 30, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.35%	0.35%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.53%	0.18%

Total Annual Fund Operating Expenses	1.63%	1.53%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.35% annually of the first $6.3 billion of the Fund’s average daily net assets, and 0.34% in excess of $6.3 billion of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is February 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$166	$156
3 Years	$514	$483
5 Years	$887	$834
10 Years	$1,933	$1,824

MFS Utilities Fund (as of fiscal year ended October 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.60%	0.60%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.55%	0.20%

Total Annual Fund Operating Expenses(4)	1.90%	1.80%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.60% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would be lower. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)	MFS has agreed in writing to reduce its management fee to 0.55% annually in excess of $3 billion of the Fund’s average daily net assets, until modified by the Fund’s Board of Trustees.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same. The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is March 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$193	$183
3 Years	$597	$566
5 Years	$1,026	$975
10 Years	$2,222	$2,116

MFS Value Fund (as of fiscal year ended August 31, 2007)

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of Class R1 shares of the Fund. The actual annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year adjusted to reflect annualized expenses and current fee arrangements. The pro forma annual fund operating expenses are adjusted to give effect to the proposed amendment to the Distribution Plan and the elimination of the annual retirement plan administration and services fee. The Fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
	Class R1 Actual Fees	Class R1 Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
	Class R1 Actual Expenses	Class R1 Pro Forma Expenses
Management Fee(1)	0.60%	0.60%
Distribution and Service (12b-1) Fee(2)	0.75%	1.00%
Other Expenses(3)	0.53%	0.18%

Total Annual Fund Operating Expenses	1.88%	1.78%
Fee Reductions(4)	(0.01)%	(0.01)%

Net Expenses(4)	1.87%	1.77%

(1)	The management fee set forth in the Fund’s Investment Advisory Agreement with MFS is 0.60% annually of the Fund’s average daily net assets.
(2)	The Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the Fund’s Class R1 shares and the services provided by financial intermediaries. The maximum rate that may be charged under the existing plan as shown under the actual “Distribution and Service (12b-1) Fee” is 0.75%, and the maximum rate that may be charged under the proposed plan as shown under the pro forma “Distribution and Service (12b-1) Fee” is 1.00%.
(3)	The fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. “Other Expenses” also include the estimated payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the Fund. The actual “Other Expenses” include the annual retirement plan administration and services fee paid by the Fund under the Master Class R Administration and Services Agreement from assets attributable to Class R1 shares to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to 0.35%. If the proposal to amend the Fund’s Rule 12b-1 plan is approved, MFS will terminate the Master Class R Administration and Services Agreement and eliminate the annual retirement plan administration and services fee. As a result, the pro forma “Other Expenses” do not include the annual retirement plan administration and services fee.
(4)	MFS has agreed in writing to reduce its management fee to 0.55% annually in excess of $7.5 billion of the Fund’s average daily net assets, until modified by the Fund’s Board of Trustees.

The expenses below assume that you invested $10,000 in Class R1 shares of the Fund for the time periods indicated, you redeem your shares at the end of the time periods, and your investment has a 5% return each year and dividends and other distributions are reinvested and the Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see the Expense Table above). The Class R1 pro forma expense examples also assume, during the entirety of the time period indicated, that the proposed distribution and service (12b-1) fee under the amended Distribution Plan is in effect and that the annual retirement plan administration and services fee has been eliminated. The commencement date for the examples is January 1, 2008, the date of the Fund’s prospectus following the Fund’s most recent fiscal year end.

Example	Class R1	Class R1 (Pro Forma)
1 Year	$190	$180
3 Years	$588	$557
5 Years	$1,011	$959
10 Years	$2,190	$2,084

Schedule II:

Fees Paid under Current Distribution Plan for Most Recently Reported Fiscal Year

The table below shows the amount of 12b-1 Fees actually paid by Class R1 Shares of each Fund under the current Distribution Plan during each Fund’s most recently reported fiscal year, both in the aggregate and as a percentage of the Class’ average daily net asset value. All payments were made to MFS Fund Distributors, Inc., the principal underwriter of shares of each Fund.

Fund	Fiscal Year End	Distribution and Service Fees Paid	Percentage of Average Daily Net Assets
MFS Aggressive Growth Allocation Fund	May 31, 2007	$55,865	0.75%
MFS Bond Fund	April 30, 2007	$20,551	0.75%
MFS Cash Reserve Fund	August 31, 2007	$34,341	0.75%
MFS Conservative Allocation Fund	May 31, 2007	$17,824	0.75%
MFS Core Equity Fund	August 31, 2007	$5,735	0.75%
MFS Core Growth Fund	August 31, 2007	$4,620	0.75%
MFS Emerging Growth Fund	November 30, 2006	$13,761	0.75%
MFS Global Equity Fund	October 31, 2007	$15,982	0.75%
MFS Global Growth Fund	October 31, 2007	$1,904	0.75%
MFS Global Total Return Fund	October 31, 2007	$5,585	0.75%
MFS Government Securities Fund	February 28, 2007	$2,783	0.75%
MFS Growth Allocation Fund	May 31, 2007	$75,692	0.75%
MFS High Income Fund	January 31, 2007	$2,086	0.75%
MFS Inflation-Adjusted Bond Fund	October 31, 2007	$2,109	0.75%
MFS International Diversification Fund	May 31, 2007	$15,897	0.75%
MFS International New Discovery Fund	September 30, 2007	$15,855	0.75%
MFS Lifetime Retirement Income Fund	April 30, 2007	$4,965	0.75%
MFS Lifetime 2010 Fund	April 30, 2007	$2,533	0.75%
MFS Lifetime 2020 Fund	April 30, 2007	$9,460	0.75%
MFS Lifetime 2030 Fund	April 30, 2007	$5,115	0.75%
MFS Lifetime 2040 Fund	April 30, 2007	$2,262	0.75%
MFS Limited Maturity Fund	April 30, 2007	$1,886	0.75%
Massachusetts Investors Growth Stock Fund	November 30, 2006	$12,338	0.75%
Massachusetts Investors Trust	December 31, 2006	$13,288	0.75%
MFS Mid Cap Growth Fund	August 31, 2007	$5,390	0.75%
MFS Mid Cap Value Fund	September 30, 2007	$7,351	0.75%
MFS Moderate Allocation Fund	May 31, 2007	$64,850	0.75%
MFS New Discovery Fund	August 31, 2007	$13,415	0.75%
MFS New Endeavor Fund	July 31, 2007	$8,742	0.75%
MFS Research Fund	September 30, 2007	$16,009	0.75%
MFS Research Bond Fund	April 30, 2007	$8,347	0.75%
MFS Research International Fund	August 31, 2007	$24,303	0.75%
MFS Strategic Value Fund	July 31, 2007	$3,774	0.75%
MFS Technology Fund	August 31, 2007	$4,277	0.75%
MFS Total Return Fund	September 30, 2007	$68,372	0.75%
MFS Utilities Fund	October 31, 2007	$29,315	0.75%
MFS Value Fund	August 31, 2007	$69,850	0.75%

Schedule III:

Number of Outstanding Shares as of December 10, 2007

The following table shows the total number of Class R1 Shares of each Fund that were issued and outstanding as of December 10, 2007, the record date. Shareholders of record at the close of business on December 10, 2007 will be entitled to one vote for each dollar of net asset value held on that date. Each fractional dollar amount is entitled to a proportionate fractional share.

Fund	Class R1 Shares Issued and Outstanding
MFS Aggressive Growth Allocation Fund
MFS Bond Fund
MFS Cash Reserve Fund
MFS Conservative Allocation Fund
MFS Core Equity Fund
MFS Core Growth Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MFS Global Growth Fund
MFS Global Total Return Fund
MFS Government Securities Fund
MFS Growth Allocation Fund
MFS High Income Fund
MFS Inflation-Adjusted Bond Fund
MFS International Diversification Fund
MFS International New Discovery Fund
MFS Lifetime Retirement Income Fund
MFS Lifetime 2010 Fund
MFS Lifetime 2020 Fund
MFS Lifetime 2030 Fund
MFS Lifetime 2040 Fund
MFS Limited Maturity Fund
Massachusetts Investors Growth Stock Fund
Massachusetts Investors Trust
MFS Mid Cap Growth Fund
MFS Mid Cap Value Fund
MFS Moderate Allocation Fund
MFS New Discovery Fund
MFS New Endeavor Fund
MFS Research Fund
MFS Research Bond Fund
MFS Research International Fund
MFS Strategic Value Fund
MFS Technology Fund
MFS Total Return Fund
MFS Utilities Fund
MFS Value Fund

Schedule IV:

Interests of Certain Persons

As of December 3, 2007, to the best knowledge of the Funds, the following shareholders owned of record or beneficially 5% or more of the outstanding Class R1 shares of the Funds:

Fund	Name/Address of Beneficial Shareholder	Outstanding Shares Beneficially Owned	Percentage of Class R1 Owned
MFS Aggressive Growth Allocation Fund
MFS Bond Fund
MFS Cash Reserve Fund
MFS Conservative Allocation Fund
MFS Core Equity Fund
MFS Core Growth Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MFS Global Growth Fund
MFS Global Total Return Fund
MFS Government Securities Fund
MFS Growth Allocation Fund
MFS High Income Fund
MFS Inflation-Adjusted Bond Fund
MFS International Diversification Fund
MFS International New Discovery Fund
MFS Lifetime Retirement Income Fund
MFS Lifetime 2010 Fund
MFS Lifetime 2020 Fund
MFS Lifetime 2030 Fund
MFS Lifetime 2040 Fund
MFS Limited Maturity Fund
Massachusetts Investors Growth Stock Fund
Massachusetts Investors Trust
MFS Mid Cap Growth Fund
MFS Mid Cap Value Fund
MFS Moderate Allocation Fund
MFS New Discovery Fund
MFS New Endeavor Fund
MFS Research Fund
MFS Research Bond Fund
MFS Research International Fund
MFS Strategic Value Fund
MFS Technology Fund
MFS Total Return Fund
MFS Utilities Fund
MFS Value Fund

DRAFT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF

MASSACHUSETTS INVESTORS GROWTH STOCK FUND;

MASSACHUSETTS INVESTORS TRUST;

MFS SERIES TRUST I ON BEHALF OF MFS CASH RESERVE FUND, MFS CORE EQUITY FUND, MFS CORE GROWTH FUND, MFS NEW DISCOVERY FUND, MFS RESEARCH INTERNATIONAL FUND, MFS TECHNOLOGY FUND, MFS VALUE FUND; MFS SERIES TRUST II ON BEHALF OF MFS EMERGING GROWTH FUND; MFS SERIES TRUST III ON BEHALF OF MFS HIGH INCOME FUND; MFS SERIES TRUST IV ON BEHALF OF MFS MID CAP GROWTH FUND; MFS SERIES TRUST V ON BEHALF OF MFS INTERNATIONAL NEW DISCOVERY FUND, MFS RESEARCH FUND, MFS TOTAL RETURN FUND; MFS SERIES TRUST VI ON BEHALF OF MFS GLOBAL EQUITY FUND, MFS GLOBAL TOTAL RETURN FUND, MFS UTILITIES FUND; MFS SERIES TRUST VIII ON BEHALF OF MFS GLOBAL GROWTH FUND; MFS SERIES TUST IX ON BEHALF OF MFS BOND FUND, MFS INFLATION-ADJUSTED BOND FUND, MFS LIMITED MATURITY FUND, MFS RESEARCH BOND FUND; MFS SERIES TRUST X ON BEHALF OF MFS AGGRESSIVE GROWTH ALLOCATION FUND, MFS CONSERVATIVE ALLOCATION FUND, MFS GROWTH ALLOCATION FUND, MFS INTERNATIONAL DIVERSIFICATION FUND, MFS MODERATE ALLOCATION FUND, MFS NEW ENDEAVOR FUND, MFS STRATEGIC VALUE FUND; MFS SERIES TRUST XI ON BEHALF OF MFS MID CAP VALUE FUND; MFS SERIES TRUST XII ON BEHALF OF MFS LIFETIME RETIREMENT INCOME FUND, MFS LIFETIME 2010 FUND, MFS LIFETIME 2020 FUND, MFS LIFETIME 2030 FUND, MFS LIFETIME 2040 FUND; MFS SERIES TRUST XIII ON BEHALF OF MFS GOVERNMENT SECURITIES FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2008

The undersigned hereby appoints Mses. Susan S. Newton, Tracy Atkinson, and Susan A. Pereira and Messrs. Mark N. Polebaum, Christopher R. Bohane and Mark Fischer, and each of them separately with power of substitution to each, to be your proxies, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above-referenced Funds, on Friday, February 15, 2008 at [time], Boston time, and at any adjournments thereof, all of the shares of the Funds that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. AT THEIR DISCRETION, YOUR PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

Date
THIS PROXY CARD IS VALID ONLY WHEN
SIGNED AND DATED

Signature (PLEASE SIGN WITHIN BOX)

Note: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

REVERSE SIDE ê

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR PROPOSAL 1.

		FOR	AGAINST	ABSTAIN
PROPOSAL 1:	To approve an amendment to the current Master Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of your Fund.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE